EXHIBIT 10BB

Amendment No. 1
To
Agreement for Manufacture

This amendment, effective as of November 25, 2013 (the “Amendment”) modifies the Agreement for Manufacture dated November 25, 2010 (the “Agreement”) between LoJack Corporation (“LJ”) and LoJack Equipment Ireland Limited (“LEI,” and collectively with LJ, “LoJack”) and Celestica LLC (formerly known as Celestica Corporation) (“Celestica”).

WHEREAS:

A.	The parties have entered into an Agreement for Manufacture dated November 25, 2010; and

B.	In accordance with Section 23.1(b) of the Agreement, the term has been extended to November 24, 2015 pursuant to a letter agreement dated May 17, 2013 (the “LOA”); and

C.	Pursuant to the LOA, the parties agreed to negotiate in good faith an amendment of various provisions of the Agreement.

NOW THEREFORE, in consideration of the promises and mutual covenants of the parties, it is agreed that the Agreement shall be amended as follows:

1.	Section 2.7 of the Agreement is deleted and replaced by the following:

“The selected site to manufacture the Products shall be Celestica Senai located in Johor, Malaysia.  Approval to manufacture the Products at any other site must be approved in advance by LoJack in writing, which approval shall not be unreasonably withheld.”

2.	Section 2.8 of the Agreement is deleted and replaced by the following:

“Celestica shall provide sufficient capacity to meet LoJack’s Orders and Forecasts. The parties agree to work together to determine changes to the capacity required to meet LoJack’s changing business requirements.”

3.	Section 9.1 is deleted and replaced by the section set forth in Appendix A, which is attached to and forms part of this Amendment.

4.	The notice addresses set out in Section 24.8 of the Agreement are changed as follows:

Notices delivered to LoJack shall be delivered to:
LoJack Corporation
40 Pequot Way
Canton, MA 02021
Attn: VP and General Counsel
Fax: 781-251-4655

Notices delivered to Celestica shall be delivered to:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH ***. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

Celestica LLC
11 Continental Blvd., Bldg 300, Suite 103
Merrimack, NH 03054
Attention: General Manager
Fax: (603) 657-3004

With a copy to:
Celestica International Inc.
844 Don Mills Road
Toronto Ontario Canada M3C 1V7
Attention: Corporate Contracts Department
Fax: (416) 448-2776

5.	Schedule 1 “Products” is deleted and replaced with new Schedule 1 in Appendix B, which is attached to and forms part of this Amendment.

6.	Schedule 2 is deleted and replaced with new Schedule 2 in Appendix C, which is attached to and forms part of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the effective date set out above.

LOJACK CORPORATION		LOJACK EQUIPMENT IRELAND LIMITED

By:	/s/ Randy L. Ortiz	By:	/s/ Donald R. Peck
Name:	Randy L. Ortiz	Name:	Donald R. Peck
Title:	President & CEO	Title:	Director
Date:	November 26, 2013	Date:	November 26, 2013

CELESTICA LLC

By:	/s/ Walter Jankovic
Name:	Walter Jankovic
Title:	Senior Vice President
Date:	11-21-13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH ***. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

Appendix A to Amendment No. 1
Section 9.1

9.1	Product Prices.

a)
Prices will be subject to review by the Parties on a *** basis (and at such other times as may be agreed) at a Price review meeting to be arranged by the authorised representatives of the parties and *** will be based on ***, BOM costs, and any mutually agreed upon ECN, or other pricing assumptions as outlined in Schedule 2.

b)	***

c)	At ***, in the event that ***, Celestica shall invoice LoJack for ***.

d)	***, Prices for each Product will be calculated by the following formula:

***

Where, ***

e)
The *** percentages will be fixed per the price volume table in Schedule 2. The *** will be based on any change to (i) the ***, (ii) the *** costs provided that there was *** processed *** that results in a change to the *** costs, or (iii) the *** costs provided that there was *** that resulted in a *** cost change or any other variation in *** costs. When using Schedule 2 to set Prices for the Products and other purposes pursuant to this Agreement, the parties shall select the applicable *** from Schedule 2 based on the ***, which includes *** issued by all LoJack Affiliates. In the event the *** fall between ***, the *** set out in Schedule 2 with the *** shall be used. In the event the *** is less than the *** or higher than the *** in Schedule 2, the parties shall mutually agree on pricing to be used.

f)	***

g)
Changes to Prices, and the manner and timing of their implementation, will be agreed by the parties on a fair and reasonable basis ***. In the event that Celestica agrees to hold any Product at the request of LoJack, and Product is re-priced, ***.

h)
The Prices set forth herein simply provide guidance as to the Price of Products based on the amount of Products purchased by LoJack. The Prices in no way obligate LoJack to purchase any minimum amounts of Products whatsoever.

i)
New products which are derivatives of existing Products, such as products based on simple modifications to existing Products to allow for sale in alternate regions, will follow the pricing model of *** at the appropriate volume price point. Differences in *** costs will be based on the *** and the new product and the *** costs will be quoted based on the LoJack AVL and *** for such new product. For clarity, the *** costs will be established using the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH ***. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

same methodology used for the pricing in Schedule 2. The overall price for the new product(s) will be based on the *** with the associated *** per the price volume table in Schedule 2.

j)
New products other than derivative products shall be priced utilizing the Price formula set out in Section 9.1(d) above using the *** from the table below based on the combined annual Forecasted volume for the Products and any new products. Celestica shall quote the new product’s *** based on LoJack’s anticipated demand and *** costs will be quoted based on such new products manufacturing and test requirements per the same methodology used to develop the prices in Schedule 2.

***

k)	During the introduction phase of new products and new products which are derivative products, LoJack and Celestica will in good faith agree on ***.

l)	In the event that ***, upon Celestica’s request, and for ***, Celestica and LoJack will work together to establish new pricing for the products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH ***. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

Appendix B to Amendment No. 1

Schedule 1 - Products

Product Series	Product Description	Part#
***	***	***

Appendix C to Amendment No. 1

Schedule 2 - Price/Volume/Revenue Tables

***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH ***. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.